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                                                                   Exhibit 10.19

                           UBIQUITEL OPERATING COMPANY

                                 UBIQUITEL INC.

                                  $300,000,000

                           300,000 Units Consisting of
               14% Senior Subordinated Discount Notes due 2010 and
              Warrants to Purchase 1,789,500 Shares of Common Stock

                               Purchase Agreement

                                  April 4, 2000

                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                               PARIBAS CORPORATION

                            PNC CAPITAL MARKETS, INC.

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                                  April 4, 2000

Donaldson, Lufkin & Jenrette
   Securities Corporation
Paribas Corporation
PNC Capital Markets, Inc.
c/o Donaldson, Lufkin & Jenrette
   Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Sirs:

            UbiquiTel Inc., a Delaware corporation ("UbiquiTel Parent"), and UbiquiTel Operating Company, a Delaware corporation and wholly-owned subsidiary of UbiquiTel Parent (the "Company"), propose to (i) issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Paribas Corporation and PNC Capital Markets, Inc. (each, an "Initial Purchaser" and, collectively, the "Initial Purchasers") 300,000 units (the "Units"), each consisting of $1,000 in aggregate principal amount at maturity of the Company's 14% Senior Subordinated Discount Notes due 2010 (the "Initial Notes"), and one warrant (each a "Unit Warrant," and all such Unit Warrants being hereinafter referred to collectively as the "Unit Warrants") to purchase 5.965 shares of common stock, par value $0.001 per share ("Common Stock") of UbiquiTel Parent and (ii) issue and sell to DLJ 54,971 warrants (the "Additional Warrants" and, collectively with the Unit Warrants, the "Warrants"), each to purchase 5.965 shares of Common Stock of UbiquiTel Parent, in each case subject to the terms and conditions set forth herein. The Initial Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and American Stock Transfer & Trust Company, as trustee (the "Trustee"). The Initial Notes and the Exchange Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the "Guarantees") by UbiquiTel Parent and by future subsidiaries of the Company that become "Restricted Subsidiaries" under the Indenture (each, a "Guarantor" and collectively the "Guarantors"). The Warrants will be issued pursuant to a Warrant Agreement (the "Warrant Agreement," to be dated as of the Closing Date between UbiquiTel Parent and American Stock Transfer & Trust Company, as warrant agent (the "Warrant Agent"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein, collectively, as the "Warrant Shares." The Units, the Notes, and the Warrants are referred to herein, collectively, as the "Securities." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture and Warrant Agreement, as applicable.

            UbiquiTel Parent has filed a registration statement with the Securities and Exchange Commission for an initial public offering of its Common Stock (the "Common Stock Offering"). In addition, UbiquiTel Parent and the Company have entered into a credit agreement, dated as of March 31, 2000 (the "Credit Agreement"), with the several lending

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institutions that from time to time will be parties thereto (the "Lenders") and
Paribas, as administrative agent.

            1. Offering Memorandum. The Units will be offered and sold to the Initial Purchasers and the Additional Warrants will be offered and sold to DLJ pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and UbiquiTel Parent have prepared a final offering memorandum, dated April 4, 2000 (the "Offering Memorandum"), relating to the Units.

            Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture and the Warrant Agreement, the Initial Notes, the Warrants (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear a legend in substantially the following form, together with such other legends as may be set forth in the Indenture or Warrant Agreement as applicable:

      "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

            (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT)(A "QIB"), (ii) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT OR (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT (AN "IAI"),

            (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT,
            (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED


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            FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN
            AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000 OR ANY WARRANTS OR WARRANT SHARES, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

            (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE INDENTURE AND WARRANT AGREEMENT CONTAIN A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THESE SECURITIES IN VIOLATION OF THE FOREGOING."

            2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, UbiquiTel Parent and the Company agree to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees to purchase from UbiquiTel Parent and the Company, the number of Units set forth opposite the name of such Initial Purchaser in Schedule A hereto at a purchase price equal to $489.82435 per Unit (the "Purchase Price").

            On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, UbiquiTel Parent and the Company agree to issue and sell to DLJ, and DLJ agrees to purchase from UbiquiTel Parent and the Company, the Additional Warrants, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

            3. Terms of Offering. The Initial Purchasers have advised the Company and UbiquiTel Parent that the Initial Purchasers will make offers (the "Exempt Resales") of the Units purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) persons permitted to purchase the Units in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses
(i) and (ii) being


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referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Units to Eligible Purchasers initially at a price equal to $507.59 per Unit. Such price may be changed at any time without notice.

            Holders (including subsequent transferees) of the Units will have the registration rights set forth in the registration rights agreement (the "Notes Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, and the registration rights agreement (the "Warrant Registration Rights Agreement") to be dated as of the Closing Date, substantially in the form of Exhibit B hereto, for so long as such Notes, Warrants or Warrant Shares constitute "Transfer Restricted Securities" (as defined in the Notes Registration Rights Agreement and Warrant Registration Rights Agreement, as applicable). Pursuant to the Notes Registration Rights Agreement and the Warrant Registration Rights Agreement, (i)(x) the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 14% Senior Subordinated Discount Notes (the "Exchange Notes") to be offered in exchange for the Initial Notes (such offer to exchange being referred to as the "Exchange Offer") and the Guarantees thereof and (y) a shelf registration statement pursuant to Rule 415 under the Act (the "Notes Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Notes Registration Statements") relating to the resale by certain holders of the Initial Notes and (ii) UbiquiTel Parent will agree to file with the Commission under the circumstances set forth therein a registration statement pursuant to Rule 415 under the Act (the "Warrants Shelf Registration Statement" and, collectively with the Notes Registration Statements, the "Registration Statements") relating to the resale of the Warrants, the issuance of shares of Common Stock upon exercise of the Warrants and the resale of the Warrant Shares and, in each case, to use its respective best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Notes Registration Rights Agreement and the Warrant Registration Rights Agreement, as applicable, and to consummate the Exchange Offer. This Agreement, the Indenture, the Warrant Agreement, the Notes, the Warrants, the Guarantees, the Registration Rights Agreement and the Warrant Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

            4. Delivery and Payment.

            (a) Delivery of, and payment of the Purchase Price for, the Units shall be made at the offices of Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas 75201, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on April 11, 2000 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Units are herein called the "Closing Date."

            (b) The Initial Notes and the Unit Warrants comprising the Units shall be represented by definitive global certificates, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly


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paid by the Company against payment by the Initial Purchasers of the Purchase
Price thereof by wire transfer in same day funds to the order of the Company. The Additional Warrants shall be represented by definitive certificates, registered in the name of DLJ, shall be delivered by the Company to DLJ with any transfer taxes thereon duly paid by the Company against payment therefor by DLJ. The certificates representing the Notes and Warrants shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

            5. Agreements of the Company and UbiquiTel Parent. Each of the Company and UbiquiTel Parent hereby agrees with the Initial Purchasers as follows:

            (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Units for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Offering Memorandum untrue or that requires any additions to or changes in the Offering Memorandum in order to make the statements therein not misleading. The Company and UbiquiTel Parent shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Units under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Units under any state securities or Blue Sky laws, the Company and UbiquiTel Parent shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company and UbiquiTel Parent consents to the use of the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchases in connection with Exempt Resales.

            (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers for so long as any Initial Notes or Warrants are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

            (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Company and


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UbiquiTel Parent or the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Company and UbiquiTel Parent or the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

            (e) Prior to the sale of all Units pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Units for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company, UbiquiTel Parent nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Offering Memorandum or Exempt Resales in any jurisdiction in which it is not now so subject.

            (f) So long as any Securities are outstanding and the Indenture or the Warrant Agreement so requires, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Securities a financial report of UbiquiTel Parent and its subsidiaries (including the Company) on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by UbiquiTel Parent's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

            (g) So long as any Securities are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company, UbiquiTel Parent or any of the Guarantors to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company, UbiquiTel Parent or any of the Guarantors is listed and such other publicly available


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information concerning UbiquiTel Parent, the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

            (h) So long as any of the Securities remain outstanding and during any period in which the Company, UbiquiTel Parent and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of such Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

            (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company, UbiquiTel Parent and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company, UbiquiTel Parent and the Guarantors and accountants of the Company, UbiquiTel Parent and the Guarantors in connection with the sale and delivery of the Units to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Units to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Units, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Securities, (vi) all expenses and listing fees in connection with the application for quotation of the Units, Initial Notes and the Warrants in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and reasonable expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Guarantees, (viii) the reasonable costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Units or Initial Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, (xi) the fees and reasonable expenses of the Warrant Agent and the Warrant Agent's counsel in connection with the Warrant Agreement and the Warrants, and (xii) and all other costs and reasonable expenses incident to the performance of the obligations of the Company, UbiquiTel Parent and the Guarantors hereunder for which provision is not otherwise made in this Section.

            (j) In accordance with the Warrant Agreement, to cause any Warrant Shares, upon issuance, to be listed on the principal securities exchanges, automated quotation systems or other markets within the United States of America, if any, on which other shares of Common


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Stock are then listed and to maintain any such listings of Warrant Shares for so long as such Warrant Shares are outstanding.

            (k) To use its best efforts to effect the inclusion of the Units, Initial Notes and the Warrants in PORTAL and to maintain the listing of the Units, Initial Notes and the Warrants on PORTAL for so long as the Initial Notes and the Warrants are outstanding.

            (l) To obtain the approval of DTC for "book-entry" transfer of the Notes and the Warrants as Units and as separate securities, and to comply with all of its agreements set forth in the representation letters of the Company, UbiquiTel Parent and the Guarantors to DTC relating to the approval of the Notes and the Warrants as Units and as separate securities by DTC for "book-entry" transfer.

            (m) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any securities of the Company, UbiquiTel Parent or any Guarantor or any warrants, rights or options to purchase or otherwise acquire securities of the Company, UbiquiTel Parent or any Guarantor substantially similar to the Units, Notes, the Warrants and the Guarantees (other than (i) the Units, (ii) the Notes, (iii) the Warrants, (iv) securities issued in connection with the Credit Agreements and (v) commercial paper issued in the ordinary course of business and as otherwise contemplated by the Offering Memorandum), without the prior written consent of the Initial Purchasers.

            (n) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Units to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of Securities under the Act.

            (o) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

            (p) To cause the Exchange Offer to be made in the appropriate form to permit Exchange Notes and guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Initial Notes and the Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

            (q) In accordance with the Warrant Registration Rights Agreement, to file and cause to become effective a shelf registration statement pursuant to Rule 415 under the Act relating to the issuance of the Warrant Shares and to use its reasonable best efforts to maintain the effectiveness of the Warrants Shelf Registration Statement for the period specified in the Warrant Registration Rights Agreement.

            (r) To comply with all of its agreements set forth in the Warrant Agreement.

            (s) To comply with all of its agreements set forth in the Notes Registration Rights Agreement.


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            (t) To comply with all of its agreement set forth in the Warrant
Registration Rights Agreement.

            (u) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units.

            6. Representations, Warranties and Agreements of the Company and UbiquiTel Parent. As of the date hereof, each of the Company and UbiquiTel Parent, jointly and severally, represent and warrant to, and agree with, the Initial Purchasers that:

            (a) The Offering Memorandum does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers through their representatives expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

            (b) Each of UbiquiTel Parent, the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of UbiquiTel Parent, the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

            (c) All outstanding shares of capital stock of each of UbiquiTel Parent and the Company have been duly authorized and validly issued and are fully paid, non-assessable and, other than agreements described in the Offering Memorandum, which do not apply in connection with the Offering or have been waived in connection therewith, are not subject to any preemptive or similar rights. All outstanding shares of capital stock of the Company are owned, beneficially and of record, by UbiquiTel Parent free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"), except as provided under the Credit Agreement.

            (d) This Agreement has been duly authorized, executed and delivered by the Company and UbiquiTel Parent.

            (e) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's


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subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any Lien, except as provided under the Credit Agreement.

            (f) The Warrant Agreement has been duly authorized, executed and delivered by UbiquiTel Parent and is a valid and binding agreement of UbiquiTel Parent, enforceable in accordance with its terms except as to (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (g) The Warrants have been duly authorized by UbiquiTel Parent and, on the Closing Date, will have been validly executed and delivered by UbiquiTel Parent. When the Unit Warrants have been executed and countersigned in accordance with the provisions of the Warrant Agreement and delivered to and paid for by the Initial Purchasers as part of a Unit, and when the Additional Warrants have been executed and countersigned in accordance with the provisions of the Warrant Agreement and delivered and paid for by DLJ, the Warrants will be entitled to the benefits of the Warrant Agreement, and the Warrants will be valid and binding obligations of UbiquiTel Parent, enforceable in accordance with their terms except as to (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (h) The Warrant Shares have been duly and validly authorized for issuance by UbiquiTel Parent and, when issued pursuant to the terms of the Warrants and the Warrant Agreement, will be fully paid, non-assessable and, other than agreements described in the Offering Memorandum, which do not apply in connection with the Offering or have been waived in connection therewith, are not subject to any preemptive or similar rights.

            (i) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors and assuming due authorization, execution and delivery thereof by the Trustee, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability of the rights to indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(iii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

            (j) The Initial Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Initial Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Initial Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability of the rights to indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (iii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (k) On the Closing Date, the Exchange Notes will have been duly authorized by the Company. When the Exchange Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability of the rights to indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (iii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (l) The Guarantee to be endorsed on the Initial Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Initial Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability of the rights to indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (iii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (m) The Guarantee to be endorsed on the Exchange Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Exchange Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability of the rights to indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (iii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (n) Each of UbiquiTel Parent and the Company have duly and validly authorized the issuance of the Initial Notes and the Unit Warrants as Units and the Additional Warrants.

            (o) The Securities and the Operative Documents conform as to legal matters in all material respects to the description thereof contained in the Offering Memorandum.

            (p) The Notes Registration Rights Agreement has been duly authorized by the Company and UbiquiTel Parent and, on the Closing Date, will have been duly executed and delivered by the Company and UbiquiTel Parent. When the Notes Registration Rights Agreement has been duly executed and delivered, the Notes Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability of the rights to indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (iii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Notes Registration Rights Agreement will conform as to legal matters in all material respects to the description thereof in the Offering Memorandum.

            (q) The Warrant Registration Rights Agreement has been duly authorized by UbiquiTel Parent and, on the Closing Date, will have been duly executed and delivered by UbiquiTel Parent. When the Warrant Registration Rights Agreement has been duly executed and delivered, the Warrant Registration Rights Agreement will be a valid and binding agreement of UbiquiTel Parent, enforceable against UbiquiTel Parent in accordance with its terms except as (i) the enforceability of the rights to indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (iii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Warrant Registration Rights Agreement will conform as to legal matters in all material respects to the description thereof in the Offering Memorandum.

            (r) Neither UbiquiTel Parent, the Company nor any of their respective subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which UbiquiTel Parent, the Company or any of its subsidiaries is a party or by which UbiquiTel Parent, the Company or any of its subsidiaries or their respective property is bound, in each case which default has not had or is not likely to have, singly or in the aggregate, a Material Adverse Effect.

            (s) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and UbiquiTel Parent, compliance by the Company and UbiquiTel Parent with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification by UbiquiTel Parent and/or the Company with, any court or governmental body or agency (except such as may be obtained on or prior to the Closing Date and/or may be required under the securities or Blue Sky laws of the various states or future filings that may be required under federal or state antitrust laws relating to the exercise of any Warrants) by UbiquiTel Parent and/or the Company, (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or bylaws of UbiquiTel Parent, the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which UbiquiTel Parent, the Company or any of its subsidiaries is a party or by which UbiquiTel Parent, the Company or any of its subsidiaries or their respective property is bound, which would, singly or in the aggregate, have a Material Adverse Effect, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over UbiquiTel Parent, the Company, any of its subsidiaries or their respective property which would, singly or in the aggregate, have a Material Adverse Effect, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which UbiquiTel Parent, the Company or any of its subsidiaries is a party or by which UbiquiTel Parent, the Company or any of its subsidiaries or their respective property is bound, which would, singly or in the aggregate, have a Material Adverse Effect, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of UbiquiTel Parent, the Company or any of its subsidiaries which would, singly or in the aggregate, have a Material Adverse Effect or result in any other impairment of the rights of the holder of any such Authorization.

            (t) Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

            (u) Neither UbiquiTel Parent, the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

            (v) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

            (w) Each of UbiquiTel Parent, the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of UbiquiTel Parent, the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

            (x) The accountants that have certified the audited financial statements and supporting schedules included in the Offering Memorandum are independent public accountants with respect to UbiquiTel Parent and the Company as required by the Act and the Exchange Act. The historical audited financial statements, together with related schedules and notes, set forth in the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act other than financial statements, together with related schedules and notes with regard to the Company's pending acquisition of the Spokane PCS assets as described in the Offering Memorandum, as to which UbiquiTel Parent has received written communication from the staff of the Commission that the Commission will not object to UbiquiTel Parent's presentation of such financial statements in a registration statement on Form S-1.

            (y) The historical audited financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of UbiquiTel Parent and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of UbiquiTel Parent, except as disclosed therein.

            (z) The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act, except as disclosed therein. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements, except as disclosed therein..

            (aa) Each of UbiquiTel Parent and the Company is not and, after giving effect to the offering and sale of the Units and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

            (bb) Except as contemplated by this Agreement, or agreements described in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or UbiquiTel Parent and any person granting such person the right to require the Company or UbiquiTel Parent to file a registration statement under the Act with respect to any securities of the Company or UbiquiTel Parent or to require the Company or UbiquiTel Parent to include such securities with the Securities registered pursuant to any Registration Statement.

            (cc) Neither UbiquiTel Parent, the Company nor any of its subsidiaries nor any agent (other than the Initial Purchasers, as to whom the Company and UbiquiTel Parent make no representation) thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Units to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

            (dd) Neither UbiquiTel Parent nor the Company has received notice from a "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, that such organization (i) has imposed (or has informed the Company or UbiquiTel Parent that it is considering imposing) any condition (financial or otherwise) on the Company's or UbiquiTel Parent's retaining any rating assigned to the Company or UbiquiTel Parent, any securities of the Company or UbiquiTel Parent or (ii) has indicated to the Company or UbiquiTel Parent that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, UbiquiTel Parent or any securities of the Company or UbiquiTel Parent.

            (ee) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of UbiquiTel Parent, the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of UbiquiTel Parent, the Company or any of its subsidiaries and (iii) neither UbiquiTel Parent, the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

            (ff) The Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

            (gg) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or UbiquiTel Parent that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

            (hh) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, UbiquiTel Parent or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and UbiquiTel Parent make no representation) in connection with the offer and sale of the Units contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Except as described in (or contemplated by the agreements referenced in) the Offering Memorandum, no securities of the same class as the Units have been issued and sold by the Company or UbiquiTel Parent within the six-month period immediately prior to the date hereof.

            (ii) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

            (jj) None of the Company, UbiquiTel Parent nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and UbiquiTel Parent make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the Securities.

            (kk) No registration under the Act of the Securities is required for the sale of the Securities and the Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in
Section 7 hereof.

            (ll) The Company has provided or made available to the Initial Purchasers and counsel for DLJ a true and correct copy of the Consent and Agreement between Sprint Spectrum L.P., Sprint Communications Company, L.P., Cox Communications PCS, L.P., Cox PCS License, L.L.C., Paribas and the Company, including any amendments thereto and restatements thereof, as in effect on the date hereof (the "Consent and Agreement"); all proposed amendments and restatements of such Consent and Agreement in existence as of the date hereof; and such other documents as may be necessary to interpret such Consent and Agreement, documents and correspondence and to assess the impact thereof on the business and financial condition of UbiquiTel Parent and the Company.

            (mm) The Company has provided or made available to the Initial Purchasers and counsel for the Initial Purchasers true and correct copies of each and every agreement between and among the Company and any Related Party (as such term is defined below), on the one hand, and Sprint PCS and any Related Party on the other, including in each case any amendments and addenda thereto and restatements thereof, as in effect on the date hereof (collectively, including the Consent and Agreement, the "Sprint Agreements"); and such other documents as may be necessary to interpret such agreements, documents and correspondence and to assess the impact thereof on the business and financial condition of UbiquiTel Parent and the Company. For purposes of this subparagraph and the immediately following subparagraph, "Related Party" shall have the meaning given to such term in the Schedule of Definitions incorporated by reference in that certain Sprint PCS Management Agreement executed by the Company and Sprint PCS as of September 1998 (as amended and supplemented through the date hereof, the "Sprint PCS Management Agreement").

            (nn) Each of the Sprint Agreements (A) has been duly authorized, executed and delivered by, (B) constitutes the valid and binding obligation of and (C) is enforceable in accordance with its terms against, the Company and any Related Party, to the extent each is a party thereto (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, and subject, as to enforcement or rights of indemnity and contribution, to applicable principles of public policy). No Event of Termination (as defined in the Sprint Agreements) has occurred or is continuing that has not been waived or cured in accordance with the terms of any Sprint Agreement.

            (oo) The Company has provided the Initial Purchasers and counsel for the Initial Purchasers true and correct copies of the Credit Agreement, including any amendments thereto and restatements thereof, as in effect on the date hereof; and such other documents as may be necessary to interpret such agreements and to assess the impact thereof on the business and financial condition of the Company.

            (pp) The Credit Agreement (A) has been duly authorized, executed and delivered by, (B) constitutes the valid and binding obligation of and (C) is enforceable in accordance with its terms against, the Company and its affiliates, to the extent each is a party thereto(subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, and subject, as to enforcement or rights of indemnity and contribution, to applicable principles of public policy).

            (qq) On the Closing Date $75 million of loans under the Credit Agreement will be placed in an escrow account for the benefit of and use by the Company pending the satisfaction of certain conditions specified in the Credit Agreement. The Credit Agreement, subject to the escrow arrangement set forth therein, constitutes all of the documentation and agreements necessary for the Company to receive further disbursements under the Credit Agreement in accordance with the terms of the Credit Agreement.

            (rr) The execution, delivery and performance of the Sprint Agreements and the Credit Agreement by the Company and any of its affiliates that are a party thereto, the compliance by the Company and such affiliates with all the provisions thereof and the consummation of the transactions contemplated thereby do not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have already been obtained or that may be required to be obtained hereafter from time to time in accordance with such agreements or that would not, individually or in the aggregate, have a Material Adverse Effect), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event which with notice or lapse of time, or both, would constitute a breach of or a default under), the certificate of incorporation or bylaws of UbiquiTel Parent, the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which UbiquiTel Parent, the Company or any of its subsidiaries is a party or by which UbiquiTel Parent, the Company or any of its subsidiaries or their respective property is bound, other than conflicts, breaches or defaults that, individually or in the aggregate, would not have a Material Adverse Effect, (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over UbiquiTel Parent, the Company, any of its subsidiaries or their respective property other than violations or conflicts that, individually or in the aggregate, would not have a Material Adverse Effect, or (D) result in the suspension, termination or revocation of any Authorization of UbiquiTel Parent, the Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization other than suspensions, terminations or revocations that, individually or in the aggregate, would not have a Material Adverse Effect.

            (ss) Each of the Sprint Agreements (including, without limitation, the Sprint PCS Management Agreement) and the Consent and Agreement (collectively, the "PCS Agreements"), is, and the PCS Agreements viewed as a whole are, consistent with the terms and conditions of the License (as such term is defined in the Sprint PCS Management Agreement) as the Federal Communications Commission (the "FCC") has construed the terms of such License, or similar licenses, to date and, to the best of the Company's knowledge, is not otherwise contrary to FCC policies, rules and regulations or other applicable law, rules or regulations.

            (tt) Each certificate signed by any officer of the Company or UbiquiTel Parent and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or UbiquiTel Parent to the Initial Purchasers as to the matters covered thereby.

            The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 9 hereof, counsel to the Company and UbiquiTel Parent and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

            7. Initial Purchasers' Representations and Warranties. Each of the Initial Purchasers, severally and not jointly, represents and warrants to, and agrees with, the Company and UbiquiTel Parent:

            (a) Such Initial Purchaser is either a QIB or an Accredited Institution, in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Units.

            (b) Such Initial Purchaser (A) is not acquiring the Units with a view to any distribution thereof or with any present intention of offering or selling any of the Units in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Units only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

            (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Units pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Units only from, and will offer to sell the Units only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Units only to, and will solicit offers to buy the Units only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Units purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Units, only (i) to the Company or any of its subsidiaries, (ii) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (iii) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (iv) in a transaction meeting the requirements of Rule 144 under the Act, (v) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Unit and, if such transfer is in respect of an aggregate principal amount of Notes less than $250,000 or any Units or Warrants, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (vi) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (vii) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Units or an interest therein is transferred a notice substantially to the effect of the foregoing.

            (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Units.

            (f) The Units offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

            (g) The sale of the Units offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

            Such Initial Purchaser acknowledges that the Company and UbiquiTel Parent and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and UbiquiTel Parent and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

            DLJ hereby also makes the foregoing representations and warranties with respect to the Additional Warrants in connection with its purchase of the Additional Warrants.

            8. Indemnification.

            (a) The Company and UbiquiTel Parent agree, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other reasonable expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto) or any Rule 144A Information provided by the Company or UbiquiTel Parent to any holder or prospective purchaser of Units pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by or on behalf of such Initial Purchaser (and not with respect to the information provided by any other Initial Purchaser).

            (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and UbiquiTel Parent, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or UbiquiTel Parent, to the same extent as the foregoing indemnity from the Company and UbiquiTel Parent to the Initial Purchasers but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser (and not with respect to the information provided by or on behalf of any other Initial Purchaser) expressly for use in the Offering Memorandum.

            (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are paid. Such firm shall be designated in writing by DLJ, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

            (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and UbiquiTel Parent, on the one hand, and the Initial Purchasers on the other hand from the offering of the Units or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and UbiquiTel Parent, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and UbiquiTel Parent, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Units. The relative fault of the Company and UbiquiTel Parent, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or UbiquiTel Parent, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and UbiquiTel Parent, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Units purchased by each of the Initial Purchasers hereunder and not joint.

            (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            9. Conditions of Initial Purchasers' Obligations. The obligations of each Initial Purchasers to purchase the Units and the obligation of DLJ to purchase the Additional Warrants under this Agreement are subject to the satisfaction of each of the following conditions:

            (a) All the representations and warranties of the Company and UbiquiTel Parent contained in this Agreement that are qualified as to Material Adverse Effect shall be true and correct, and all of the representations and warranties of the Company and UbiquiTel Parent that are not so qualified shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date (except to the extent in either case that such representations and warranties speak as of another date).

            (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or UbiquiTel Parent or any securities of the Company or UbiquiTel

Parent (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or UbiquiTel Parent or any securities of the Company or UbiquiTel Parent by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Units than that on which the Units were marketed.

            (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of UbiquiTel Parent, the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of UbiquiTel Parent, the Company or any of its subsidiaries and (iii) neither UbiquiTel Parent, the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum.

            (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of each of UbiquiTel Parent and the Company, confirming the matters set forth in Sections 6(y), 9(a) and 9(b) and stating that each of the Company and UbiquiTel Parent has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

            (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for DLJ), dated the Closing Date, of Greenberg Traurig, LLP, counsel for the Company and UbiquiTel Parent, to the effect that:

            (i) each of UbiquiTel Parent, the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

            (ii) each of UbiquiTel Parent, the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

            (iii) all the outstanding shares of capital stock of UbiquiTel Parent and the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive rights pursuant to law or UbiquiTel Parent's or the Company's certificate of incorporation or, to our knowledge, in violation of any other preemptive rights;

            (iv) the Warrant Agreement has been duly authorized, executed and delivered by UbiquiTel Parent and are valid and binding agreements of UbiquiTel Parent, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

            (v) the Warrants have been duly authorized and, when executed by UbiquiTel Parent in accordance with the provisions of the Warrant Agreement and delivered to and paid for by the Initial Purchasers or DLJ, as applicable, in accordance with the terms of this Agreement, will be valid and binding obligations of UbiquiTel Parent, enforceable in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

            (vi) the Warrant Shares have been duly and validly authorized for issuance by UbiquiTel Parent and, when issued pursuant to the terms of the Warrants and the Warrant Agreement, will be fully paid, non-assessable and not subject to any preemptive rights pursuant to law or UbiquiTel Parent's or the Company's certificate of incorporation or, to our knowledge, any other preemptive rights;

            (vii) the Initial Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability of the rights of indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (y) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (z) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

            (viii) the Guarantees have been duly authorized and, when the Initial Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantees endorsed thereon and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability of the rights of indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (y) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (z) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

            (ix) each of UbiquiTel Parent and the Company has duly and validly authorized the issuance of the Notes and the Warrants as Units and UbiquiTel Parent has duly and validly authorized the issuance of the Additional Warrants;

            (x) the Indenture has been duly authorized, executed and delivered by the Company and UbiquiTel Parent and is a valid and binding agreement of the Company and UbiquiTel Parent, enforceable against the Company and UbiquiTel Parent in accordance with its terms except as (x) the enforceability of the rights of indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (y) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (z) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

            (xi) this Agreement has been duly authorized, executed and delivered by the Company and UbiquiTel Parent;

            (xii) the Notes Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantor and is a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as (x) the enforceability of the rights of indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (y) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (z) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

            (xiii) the Warrant Registration Rights Agreement has been duly authorized, executed and delivered by UbiquiTel Parent and is a valid and binding agreement of UbiquiTel Parent, enforceable against UbiquiTel Parent in accordance with its terms, except as (x) the enforceability of the rights of indemnity and/or contribution thereunder may be limited by federal or state securities laws or principles of public policy, (y) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (z) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

            (xiv) the Exchange Notes have been duly authorized;

            (xv) the statements under the captions "The Sprint PCS Agreements," "Description of Certain Indebtedness," "Principal Stockholders," "Certain Transactions," "Description of Units," "Description of Notes," "Description of Warrants," "Description of Capital Stock," and "U.S. Federal Tax Considerations" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects such legal matters, documents and proceedings;

            (xvi) neither UbiquiTel Parent, the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to such counsel's knowledge, neither UbiquiTel Parent, the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any material agreements (the "Material Agreements") listed or required to be listed as exhibits to the Company's registration statement on Form S-1 filed with the Securities and Exchange Commission on March 10, 2000, indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to UbiquiTel Parent, the Company and their subsidiaries, taken as a whole, to which UbiquiTel Parent, the Company or any of their subsidiaries is a party or by which UbiquiTel Parent, the Company or any of its subsidiaries or their respective property is bound, in each case which default has not or is not likely to have, singly or in the aggregate, a Material Adverse Effect;

            (xvii) the execution, delivery and performance of this Agreement and the other Operative Documents by the Company and UbiquiTel Parent, the compliance by the Company and UbiquiTel Parent with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require Ubiquitel Parent and/or the Company to obtain any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be obtained on or prior to the Closing Date and/or may be required under the securities or Blue Sky laws of the various states or filing under federal or state antitrust laws or which would not, singly or in the aggregate, have a Material Adverse Effect), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of UbiquiTel Parent or the Company or any Material Agreement, which would, singly or in the aggregate, have a Material Adverse Effect, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over UbiquiTel Parent or the Company, any of its subsidiaries or their respective property, which would, singly or in the aggregate, have a Material Adverse Effect, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any Material Agreement which would, singly or in the aggregate, have a Material Adverse Effect, or (v) result in the termination, suspension or revocation of any Authorization of UbiquiTel Parent, the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization which would, singly or in the aggregate, have a Material Adverse Effect.

            (xviii) except as described in the Offering Memorandum, to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened to which UbiquiTel Parent, the Company or any of its subsidiaries is a party or to which any of their respective property is subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

            (xix) to such counsel's knowledge, none of UbiquiTel Parent, the Company or any of its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

            (xx) neither UbiquiTel Parent nor the Company is not, after giving effect to the offering and sale of the Units and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

            (xxi) except as contemplated by this Agreement or agreements referenced in the Offering Memorandum, to the best of such counsel's knowledge, there are no contracts, agreements or understandings between UbiquiTel Parent or the Company and any person granting such person the right to require UbiquiTel Parent or the Company to file a registration statement under the Act with respect to any securities of UbiquiTel Parent or the Company or to require UbiquiTel Parent or the Company to include such securities with the Units and Guarantees registered pursuant to any Registration Statement;

            (xxii) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the Units to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA.

            (xxiii) no registration under the Act of the Units is required for the sale of the Units to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchaser is a QIB or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in Section 7 of this Agreement, and (iii) the accuracy of the representations of UbiquiTel Parent and the Company set forth in Sections 6(ff), (gg), (hh) and (jj) of this Agreement.

            (xxiv) such counsel has no reason to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial data and statistical data included therein, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            The opinion of Greenberg Traurig LLP described in Section 9(e) above shall be rendered to you at the request of the Company and UbiquiTel Parent and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(e)(xxv), Greenberg Traurig LLP may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

            (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Weil, Gotshal &Manges LLP, counsel for DLJ, in form and substance reasonably satisfactory to DLJ.

            (g) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Arthur Andersen LLP and Ernst & Young LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

            (h) The Initial Notes and Warrants as Units and the Additional Warrants shall have been approved by the NASD for trading and duly listed in PORTAL.

            (i) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, UbiquiTel Parent and the Trustee.

            (j) The Company and UbiquiTel Parent shall have executed the Initial Notes Registration Rights Agreement and the Warrant Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and UbiquiTel Parent.

            (k) Neither the Company nor UbiquiTel Parent shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or UbiquiTel Parent, as the case may be, at or prior to the Closing Date.

            10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

            This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the Units on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or UbiquiTel Parent on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of UbiquiTel Parent, the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

            If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Units which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Units which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Units to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Units set forth opposite its name in Schedule A bears to the aggregate principal amount of the Units which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Units which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Units which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Units without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Units and the aggregate principal amount of the Units with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Units to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Units are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

            11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or UbiquiTel Parent, to 1 Bala Plaza, Suite 402, Bala Cynwyd, Pennsylvania 19004, Attention:
Donald A. Harris, with a copy to Greenberg Traurig, 1221 Brickell Avenue, Miami, Florida 33131, Attention: Rebecca Orand and (ii) if to the Initial Purchasers, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, with a copy to Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas 75201,
Attention: Michael Saslaw, or in any case to such other address as the person to be notified may have requested in writing.

            The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, UbiquiTel Parent and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Units, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, UbiquiTel Parent, the officers or directors of UbiquiTel Parent or the Company, or any person controlling the Company or UbiquiTel Parent, (ii) acceptance of the Units and payment for them hereunder and (iii) termination of this Agreement.

            If for any reason the Units are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and UbiquiTel Parent, jointly and severally, agree to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and UbiquiTel Parent also agree, jointly and severally, to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

            Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, UbiquiTel Parent, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and UbiquiTel Parent and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Units from the Initial Purchaser merely because of such purchase.

            This Agreement shall be governed and construed in accordance with the laws of the State of New York.

            This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

            [The remainder of this page is intentionally left blank.]

            Please confirm that the foregoing correctly sets forth the agreement among the Company, UbiquiTel Parent and the Initial Purchasers.

                                        Very truly yours,

                                        UBIQUITEL OPERATING COMPANY

                                        By:_____________________________________
                                           Peter Lucas
                                           Interim Chief Financial Officer


                                        UBIQUITEL INC.

                                        By:_____________________________________
                                           Peter Lucas
                                           Interim Chief Financial Officer


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

By:________________________________
   William G. Payne
   Senior Vice President


PARIBAS CORPORATION

By:________________________________
   Name:
   Title:


PNC CAPITAL MARKETS, INC.

By:________________________________
   Name:
   Title:

                                   SCHEDULE A


                                                                 Number
                  Initial Purchaser                             of Units
                  -----------------                             --------

Donaldson, Lufkin & Jenrette
    Securities Corporation..........................           255,000,000
Paribas Corporation.................................            22,500,000
PNC Capital Markets, Inc............................            22,500,000
                                                               -----------
      Total.........................................           300,000,000

                                   SCHEDULE B

                                  Subsidiaries

UbiquiTel Leasing Company

                                    EXHIBIT A

                   Form of Notes Registration Rights Agreement

                                    EXHIBIT B

                  Form of Warrant Registration Rights Agreement